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
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RPA

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                               Rolling Pin Kitchen Emporium, Inc.
  CLASS A                                                                        CLASS A
COMMON STOCK      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE        COMMON STOCK
                                                                            CUSIP  775704109


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This is to certify that                                                        is the owner of







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FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $.01 PAR VALUE PER SHARE, OF
==============================================================================================

                                   CERTIFICATE OF STOCK
Transferable on the books of the Company by the registered holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until counter signed and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated



/s/ GERALD CZARNECKI         ROLLING PIN KITCHEN EMPORIUM, INC.      /s/ GREG DUKOFF
   -------------------                CORPORATE                     ------------------------
                                         SEAL                        Secretary
                                         1994
                                       DELAWARE

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         The following abbreviations, when used in the inscription on the face of this certificate, shall be considered as though they were written out in full according to applicable laws or regulations.

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
TEN COM -- as tenants in common                 UNIP GIFT MIN ACT - ............Custodian..........
TEN ENT -- as tenants by the entireties                               (Cust)              (Minor)
JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
           survivorship and not as tenants                          Act ...........................
           in common                                                            (State)

             Additional abbreviations may also be used though not in the above list.

           For Value Received________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
|                                    |
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      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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---------------------------------------------------------------------------------------------- Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------------------------------Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated
     ------------------------------

                                                       -----------------------------------------------
                                             NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                                       WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                                       CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                                       ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:
                        ---------------------------------------------------------------
                        THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
                        WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM)
                        PURSUANT TO SEC RULE 17AG-15.

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